ADDENDUM TO SHARE EXCHANGE AGREEMENT

This ADDENDUM TO THE SHARE EXCHANGE AGREEMENT (the "Addendum") dated this 18th day of March, 2014 is made by and among Canna-Life Corporation, a Colorado corporation (“Canna-Life”), and the shareholders of Canna-Life (the “Canna-Life Shareholders”), and Mountain High Acquisitions Corp., formerly known as Wireless Attachments, Inc., a Colorado corporation (the “Company”), and the controlling stockholders of the Company (the “Company Controlling Stockholders”). Canna-Life, the Canna-Life Shareholders, the Company, and the Company Controlling Stockholders are sometimes referred to herein individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, on March 6, 2014, the Parties entered into an agreement pursuant to which: (i) the Company acquired 8,096,000 (100%) shares of common stock of Canna-Life from the Canna-Life Shareholders (the “Canna-Life Shares”) and in exchange issued 8,096,000 restricted shares of its common stock to the Canna-Life Shareholders (the “Company Shares”); and (ii) Canna-Life became a wholly-owned subsidiary of the Company (the “Share Exchange Agreement”).

WHEREAS, by entering into this Addendum, the Parties mutually agree that the Share Exchange Agreement shall be amended to correct a clerical error in the number of Company Shares and Canna-Life Shares disclosed. The true and correct number of Canna-Life Shares issued and outstanding as of the effective date of the Share Exchange Agreement and acquired by the Company from the Canna-Life Shareholders was 8,104,000, and the true and correct number of Company Shares issued to Canna-Life Shareholders in exchange was 8,104,000.

WHEREAS, pursuant to Section 3.4 of the Share Exchange Agreement, Canna-Life represented that it was a party to certain letters of intent that would enable Canna-Life to acquire certain properties in Colorado, as disclosed in the Share Exchange Agreement (the “Letters of Intent”).

WHEREAS, by entering into this Addendum, the Parties mutually agree that Section 3.4 of the Share Exchange Agreement shall be amended to include the terms of certain addendums to the Letters of Intent.

WHEREAS, pursuant to the Share Exchange Agreement, the shareholders of record of Canna-Life were composed of those certain shareholders set forth in Schedule I of the Share Exchange Agreement.

WHEREAS, by entering into this Addendum, the Parties mutually agree that the true and correct shareholders of record of Canna-Life are those certain shareholders set forth in Schedule I of this Addendum and that Schedule I of the Share Exchange Agreement is hereby revoked, repealed, and replaced in its entirety.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained and set forth in this Addendum, which consideration the Parties hereby acknowledge and confirm the sufficiency thereof, the Parties hereto agree as follows:

1. Recitals. The Parties acknowledge that the Recitals set forth above are true and correct and are incorporated herein by reference.

2. Amendment to Share Exchange Agreement; Correction to the Number of Company Shares and Canna-Life Shares.

Section 1.7 (A). The Parties have agreed that Section 1.7 (A) of the Share Exchange Agreement is hereby revoked, repealed, and replaced in its entirety with the following:

“A. Canna-Life and Wireless Attachments have selected Globex Transfer LLC (the “Exchange Agent”) for the issuance and delivery of the Wireless Attachments Shares to the Canna-Life Shareholders. At Closing, Wireless Attachments shall reserve such number of Wireless Attachments Common Stock to satisfy the issuance of the Wireless Attachments Shares, and shall cause to be provided to the Exchange Agent at the Closing, a duly signed Directors Resolution authorizing the issuance of the shares of Wireless Attachments Common Stock to the Canna-Life Shareholders pursuant to this Agreement. Each issued and outstanding share of common stock of Canna-Life shall be converted into the right to receive a pro rata portion of the Wireless Attachments Shares, as described in this Agreement, consisting of 8,104,000 shares of Common Stock of Wireless Attachments, rounded up to the next whole share.”

Section 3.2. The Parties have agreed that Section 3.2 of the Share Exchange Agreement is hereby revoked, repealed, and replaced in its entirety with the following:

“Section 3.2 Capitalization of Canna-Life. The authorized capital stock of Canna-Life consists of: (i) 100,000,000 shares authorized as common stock, par value $0.001, of which 8,104,000 shares of common stock are issued and outstanding immediately prior to this Share Exchange; and (ii) 5,000,000 shares authorized as preferred stock, par value $0.001, of which 0 shares of preferred stock are issued and outstanding immediately prior to this Share Exchange.”

3. Amendment to Share Exchange Agreement; Additions to Section 3.4. The Parties have agreed that Section 3.4 of the Share Exchange Agreement shall be amended to include the terms of certain addendums to the Letters of Intent. In addition to the terms of Section 3.4 as originally set forth in the Share Exchange Agreement, Section 3.4 shall also contain the following language:

“On March 1, 2014, Canna-Life, URSource Holdings, Inc. (“URSource”).and New Alternatives Consulting LLC (“NAC”), entered into an Addendum to the Madison Letter Agreement (the “Madison Addendum”) pursuant to which: (i) NAC is deemed to be the seller of the interests in the Madison St. Property; (ii) the closing of the acquisition of the interests in the Madison St. Property is extended to a future date to be agreed upon by the parties; and (iii) NAC assumes all of URSource’s rights and obligations under the Madison Letter Agreement.

On March 1, 2014, Canna-Life, URSource and NAC entered into an Addendum to the Isabelle Letter Agreement (the “Isabelle Addendum”) pursuant to which: (i) NAC is deemed to be the seller of the interests in the Isabelle Property; (ii) the closing of the acquisition of the interests in the Isabelle Property is extended to a future date to be agreed upon by the parties; and (iii) NAC assumes all of URSource’s rights and obligations under the Isabelle Letter Agreement.

On March 1, 2014, Canna-Life, URSource and NAC entered into an Addendum to the Pueblo Letter Agreement (the “Pueblo Addendum”) pursuant to which: (i) NAC is deemed to be the seller of the interests in the Pueblo Property; (ii) the closing of the acquisition of the interests in the Pueblo Property is extended to a future date to be agreed upon by the parties; and (iii) NAC assumes all of URSource’s rights and obligations under the Pueblo Letter Agreement.”

4. Amendment to Share Exchange Agreement; Replacement of Schedule I. The Parties have agreed that Schedule I of the Share Exchange Agreement is hereby revoked, repealed, and replaced in its entirety with the provisions of Schedule I of this Addendum. Each reference in the Share Exchange Agreement to the “Canna-Life Shareholders,” “the shareholders of Canna-Life,” or words of like import shall mean and be a reference to those shareholders set forth in the Schedule I of this Addendum.

5. Reconfirmation of the Share Exchange Agreement. The Parties hereby reaffirm all terms, conditions, covenants, representations and warranties made in the Share Exchange Agreement, to the extent the same are not amended hereby.

6. Effect of Addendum. Upon the effectiveness of this Addendum, each reference in the Share Exchange Agreement to “Agreement,” “Share Exchange Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Share Exchange Agreement as modified or waived hereby.

7. Share Exchange Agreement to Continue in Full Force and Effect. Except as specifically modified herein, the Share Exchange Agreement and the terms and conditions thereof shall remain in full force and effect.

8. Effect of Facsimile and Photocopied Signatures. This Addendum may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Addendum or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Addendum signed by one Party and faxed to another Party shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy of this Addendum shall be effective as an original for all purposes.

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PLEASE SEE FOLLOWING PAGE FOR SIGNATURE]

SIGNATURE

IN WITNESS WHEREOF, the Parties hereto have caused this ADDENDUM TO THE SHARE EXCHANGE AGREEMENT to be executed as though executed as of the date first written above.

MOUNTAIN HIGH ACQUISITIONS CORPORATION,

FORMERLY KNOWN AS WIRELESS ATTACHMENTS, INC.

(“COMPANY”)

/s/ Alan Smith

Name: Alan Smith

Title: Chief Executive Officer

COMPANY CONTROLLING STOCKHOLDERS

/s/ Alan Smith

Name: Alan Smith

Percentage of Control of Mountain High Acquisitions Corp.: 92.816%

CANNA-LIFE CORPORATION

(“CANNA-LIFE”)

/s/ Alan Smith

Name: Alan Smith

Title: Chief Executive Officer

ADDENDUM SCHEDULE I

CANNA-LIFE SHAREHOLDERS

NAME	CANNA-LIFE SHARES HELD	WIRELESS ATTACHMENTS SHARES TO BE ISSUED
Alan Smith	7,500,000	7,500,000
Lisa Goldberg	10,000	10,000
Mark Timm	30,000	30,000
2BTimms, LLC	18,000	18,000
Aftab and Asma Saleem	15,000	15,000
J. Felix Campos	10,000	10,000
Alan and Susan Berger	10,000	10,000
Shaheed and Sofia Khan	10,000	10,000
Evelina Lekster	10,000	10,000
Ted WenGrofsky	10,000	10,000
William J. Albert	10,000	10,000
Assad S. Mirza	12,000	12,000
Jason and Shoshana Feuer	15,000	15,000
Ashley Goldstein	15,000	15,000
Rosa Golish	15,000	15,000
NuView IRA Inc. FBO James Wagy	20,000	20,000
Barry and Dana Schechter	35,000	35,000
Karl T. Lunney	15,000	15,000
Joetey Attariwala	10,000	10,000
Bert & Associates, Inc.	10,000	10,000
Ryan Kuhlman	10,000	10,000
The Four 9's Group, LLC (Livshin)	30,000	30,000
Anish Dave	8,000	8,000
Pitam Inc.	10,000	10,000
Gurinder Guiliani	10,000	10,000
Henry Pedraza	25,000	25,000
John Piscopo	6,000	6,000
K. Barbara Virk	12,500	12,500
Tavinder S. Malhotra	12,500	12,500
Benjamin L Henschel	50,000	50,000
Daniel A. Calitri	20,000	20,000
Mohanjit Dhoot	20,000	20,000
Zenmark Limited	50,000	50,000
Vir Sennik	10,000	10,000
1869521 Ontario Inc.	25,000	25,000
Mawlood Hermiz	25,000	25,000
TOTALS	8,104,000	8,104,000